Exhibit 99.1

QlikTech Announces Preliminary Second Quarter 2012 Financial Results

RADNOR, Pennsylvania – July 9, 2012 - Qlik Technologies Inc. (“QlikTech”) (Nasdaq: QLIK), a leader in Business Discovery — user-driven Business Intelligence (BI), today announced preliminary financial results for the second quarter ended June 30, 2012.

QlikTech currently expects to report revenue in the range of $84.0 million to $86.0 million or approximately 14% to 16% year-over-year growth. Foreign currency exchange rate fluctuations from the prior year period are expected to have a negative impact of approximately 8% on total revenue for the second quarter. License revenue is expected to be in the range of $48.0 million to $50.0 million, maintenance revenue is expected to be in the range of $28.0 million to $29.0 million and professional services revenue is expected to be approximately $7.0 million.

Non-GAAP operating income is expected to be in the range of $1.0 million to $2.0 million and non-GAAP net income per diluted common share is expected to be in the range of $0.01 to $0.02. These non-GAAP measures exclude stock-based compensation expense and employer payroll taxes related to stock transactions and assume an estimated long-term effective tax rate of 32% and weighted average shares outstanding of approximately 88 million.

Second quarter preliminary results are subject to change based on the completion of the company’s normal quarter-end review process.

Lars Björk, Chief Executive Officer of QlikTech, stated, “Second quarter results were impacted by challenging macroeconomic conditions, especially in Europe, which affected deal closure late in the quarter, as well as weakening European currencies. While we are disappointed in these results, we remain encouraged by the strength of our competitive positioning and our growing pipeline of opportunities. Our sales teams are acutely focused on adapting to the changes in the selling environment and further reinforcing the value QlikView delivers.”

QlikTech will release its full second quarter 2012 financial results on July 26, 2012 after the market closes. A conference call will be held at 5:00 pm Eastern Time (ET) on the same day. At that time, the company will discuss its quarterly performance for the second quarter and outlook for the third quarter and full year 2012. Instructions for accessing this call will be issued in a separate press release to follow.

Preliminary Results Conference Call Information

QlikTech will host a conference call today, at 8:15 a.m. ET to discuss its preliminary results. To access this call, dial 877-312-5507 (domestic) or 253-237-1134 (international). A replay of this conference call will be available at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 99226704. A live web cast of this conference call will also be available under the “Events & Presentations” section on the company’s investor relations website at http://investor.qlikview.com, and a replay will be archived on the website as well.

Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, QlikTech uses measures of non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP income (loss) per share and constant currency. QlikTech believes that the preliminary non-GAAP financial information provided in this release can assist investors in understanding and assessing QlikTech’s on-going core operations and prospects for the future and provides an additional tool for investors to use in comparing QlikTech’s financial results with other companies in QlikTech’s industry, many of which present similar non-GAAP financial measures to investors.

The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required by GAAP to be recorded in QlikTech’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management in determining these non-GAAP financial measures. In order to compensate for these limitations, management of QlikTech presents its non-GAAP financial measures in connection with its GAAP results. Investors are encouraged to review reconciliations of our non-GAAP financial measures to their most directly comparable GAAP financial measure.

To determine the impact from foreign currency exchange rate fluctuations from prior year periods on current period revenue for the three months ended June 30, 2012, revenue from entities reporting in foreign currencies was translated into U.S. dollars using the comparable prior year period’s foreign currency exchange rates.

About QlikTech

QlikTech (NASDAQ: QLIK) is a leader in Business Discovery — user-driven Business Intelligence (BI). QlikTech’s powerful, accessible Business Discovery solution bridges the gap between traditional business intelligence solutions and standalone office productivity applications. Its QlikView Business Discovery platform enables intuitive user-driven analysis that can be implemented in days or weeks rather than months, years, or not at all. The in-memory associative search technology it pioneered allows users to explore information freely rather than being confined to a predefined path of questions. QlikView Business Discovery works with existing BI applications and adds new capabilities: insight for everyone, zero-wait analysis, mobility, an app—like model, remixability and reassembly, and a social and collaborative experience. Headquartered in Radnor, Pennsylvania, QlikTech has offices around the world serving approximately 26,000 customers in over 100 countries.

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of QlikTech’s products, the introduction of product enhancements or additional products and QlikTech’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause QlikTech’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may”, “will,” “might,” “momentum,” “could,” “seek,” and similar words. QlikTech intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in our business; our ability to attract new customers and retain existing customers; our ability to effectively sell, service and support our products; our ability to manage our international operations; our ability to compete effectively; our ability to develop and introduce new products and add-ons or enhancements to existing products; our ability to continue to promote and maintain our brand in a cost-effective manner; our ability to manage growth; our ability to attract and retain key personnel; currency fluctuations that affect our revenues and costs; the scope and validity of intellectual property rights applicable to our products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which we operate; and other risks more fully described in QlikTech’s publicly available filings with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent QlikTech’s views as of the date of this press release. QlikTech anticipates that subsequent events and developments will cause its views to change. QlikTech undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing QlikTech’s views as of any date subsequent to the date of this press release.

QlikTech and QlikView are trademarks or registered trademarks of QlikTech or its subsidiaries in the U.S. and other countries. Other company names, product names and company logos mentioned herein are the trademarks, or registered trademarks of their respective owners.

Investor Contact:

Staci Mortenson

ICR

IR@qliktech.com

+1 (484) 685-0578

Media Contact:

Maria Scurry

Qlik Technologies

Maria.Scurry@qliktech.com

+1 (508) 409-7939